UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):   January 5, 2012
JACK HENRY & ASSOCIATES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-14112 (Commission File Number )	43-1128385 (I.R.S. Employer Identification No.)
663 Highway 60, P.O. Box 807
Monett, Missouri 65708
(Address of principal executive office) (Zip Code)
(417) 235-6652
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The undersigned Registrant previously reported that the Board of Directors voted to expand the size of the Board from seven to eight members and to appoint Tom H. Wilson, Jr. to the Board to fill the new seat in its Current Report on Form 8-K filed on January 9, 2012 (the “Initial 8-K”). This Amendment Number 1 to Current Report on Form 8-K/A (this “Form 8-K/A”) amends the Initial 8-K to include the press release issued in connection with the appointment pursuant to Item 9.01(c) of the Initial Form 8-K. The press release was inadvertently omitted from the Initial 8-K. The information previously reported under Item 5.02 in the Initial 8-K is hereby incorporated by reference into this Form 8-K/A.

Item 9.01    Financial Statements and Exhibits.

(c)    Exhibits

99.1    Press release dated January 9, 2012.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JACK HENRY & ASSOCIATES, INC.
(Registrant)

Date:	January 9, 2012	By: /s/ Kevin D. Williams
Kevin D. Williams
Chief Financial Officer